Inventories (Tables)	12 Months Ended
Jun. 30, 2018
Inventories [Abstract]
Disclosure of inventories

	US dollar
Figures in million	2018	2017

Gold in lock-up	3	3
Gold in-process, ore stockpiles and bullion on hand[1]	45	21
Consumables at weighted average cost (net of provision)[2]	82	65

Total inventories	130	89
Non-current portion of gold in lock-up and gold in-process	(3)	(3)

Total current portion of inventories	127	86

Included in the balance above is:
Inventory valued at net realisable value	15	15

[1] The restoration of run-of-mine stockpiles at Hidden Valley was the main reason for the increase in ore stockpiles.
[2] The increase in consumables is mainly as a result of Hidden Valley and the Moab Khotsong acquisition. Refer to note14 for more information.